***Certain portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

FIRST AMENDMENT TO THE AMENDED AND RESTATED OPERATING
AGREEMENT OF RAFT RIVER ENERGY I LLC

     FIRST AMENDMENT TO THE AMENDED AND RESTATED OPERATING AGREEMENT OF RAFT RIVER ENERGY I LLC, dated as of November 7, 2006 (this Amendment), by and among RAFT RIVER ENERGY I LLC (the Company), RAFT RIVER I HOLDINGS, LLC (Member A) and U.S. GEOTHERMAL INC. (Member B).

W I T N E S S E T H:

     WHEREAS, the parties entered into the Amended and Restated Operating Agreement of the Company, dated August 9, 2006 (the LLC Agreement); and

     WHEREAS, Member A and Member B have agreed to the amendments set forth herein pursuant to, and subject to, the terms and conditions set forth in this Amendment and the parties hereto desire to amend the LLC Agreement to give effect to the changes set forth below;

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, it is agreed that the LLC Agreement is amended as follows:

1.	DEFINITIONS

     Capitalized terms defined in the LLC Agreement and not otherwise defined herein shall have the meanings assigned to them in the LLC Agreement. The words herein, hereof and hereunder and other words of similar import refer to this Amendment as a whole.

2.	AMENDMENTS

     2.1. Amendments. The LLC Agreement is amended as follows:

      (a) The definition of Class A Target Yield shall be deleted in its entirety and replaced with the following:

     ““Class A Target Yield” shall be realized when Member A has received (1) cash distributions on the Class A Units in an aggregate amount equal to the aggregate Capital Contributions of Member A and (2) additional cash distributions on the Class A Units which, together with the amount of any tax benefits allocated to Member A (whether or not used) resulting from allocations of the Company’s Net Losses (including Renewable Electricity Production Credits), are sufficient to provide Member A with an annualized *** internal rate of return, determined on an After-Tax Basis, with respect to such Capital Contributions (taking into account the timing and amount of such Capital Contributions, cash distributions and allocations, as the case may be); provided, that, if condition number 3 on Schedule 6 to the Operating Agreement (The well improvement work described in the Drilling Bid Proposal and Daywork Drilling Contract between U.S. Geothermal Inc. and Union Drilling, Inc. dated May 25, 2006 (the Drilling Program) shall have been completed and GeothermEx, Inc. shall have certified to the Company that the production and injection capacity resulting from completion of the Drilling Program is sufficient to run the Facility at a minimum of 10 MW net output.) shall have been satisfied prior to February 1, 2007, then the annualized internal rate of return discussed in the sixth and seventh line of this definition shall be *** .”

***Certain portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

     (b) A new definition of “Other Income” is hereby added to Article II to read as follows:

     ““Other Income” means any proceeds realized from the sale, transfer or other use of any of the steam or water derived from the geothermal resources from the Project after such steam or water has been used for the generation of electricity (or available for use in the event the Project is not at such point generating electricity).”

      (c) Section 9.2(i) is hereby deleted and replaced by Section 9.2(i) and (j) to read as follows:

     “(i) Notwithstanding anything in this Section 9.2 to the contrary, in any Fiscal Year, all items of gross income of the Company attributable to the receipt of Other Income by the Company shall be allocated, and all Available Cash which results from such Other Income in that Fiscal Year shall be distributed, *** to Member A and *** to Member B.

     (j) Notwithstanding anything in this Section 9.2 to the contrary, the allocations made pursuant to this Article IX are intended to comply with Section 704(b) of the Code and the Treasury Regulations promulgated thereunder. The parties hereto shall work together to amend this Agreement (including this Article IX and Article X), if necessary, to comply with this Section 9.1(j).”

    (d) Schedule 5 is deleted in its entirety and replaced by the following:

Schedule 5
Member A Capital Contributions

Date to be Made	Amount of Capital Contribution ($)
November 7, 2006	12,550,000
February 2, 2007	10,908,000
May 2, 2007	7,535,000
August 2, 2007	3,177,000

     2.2. Full Force and Effect. Except as expressly modified by this Amendment, the LLC Agreement shall remain in full force and effect. Each reference in the LLC Agreement to this Agreement or hereto or hereunder, and each reference in the other Project Documents to the LLC Agreement (however expressed), shall mean the LLC Agreement as amended by this Amendment, unless the context otherwise requires.

3.	CONDITIONS PRECEDENT

     This Amendment shall be effective as of the date first written above on the date that this Amendment shall be executed by all of the parties identified in the signature pages hereto.

***Certain portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

4.	MISCELLANEOUS

     4.1. Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.

     4.2. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Amendment shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     4.3. Binding Effect; Benefits. This Amendment shall be binding upon, and inure to the benefit of, the successors of the Company and each Member and the assigns, transferees and endorsees of each Member.

     4.4. Conflict of Terms. Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the other Project Documents, the provision contained in this Amendment shall govern and control.

     4.5. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware applicable to contracts made and performed in such state.

     4.6. Section and Other Headings. The section and other headings contained in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

     4.7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

[SIGNATURE PAGES FOLLOW]

***Certain portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, the Company and the Members have executed this Amendment as of the day and year first above written

COMPANY

RAFT RIVER ENERGY LLC

By:	/s/ Daniel Kunz
Name: Daniel Kunz
Title: CEO

MEMBERS

RAFT RIVER ENERGY LLC

By:
Name:
Title:

U.S. GEOTHERMAL INC.

By:	/s/ Daniel Kunz
Name: Daniel Kunz
Title: CEO